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                                                                   Exhibit 10.12

                           [ON C-BRIDGE LETTERHEAD]


                                        October 7, 1999

Hamilton Trust Company Limited,
  as Trustee of the Willingdon Trust
Vallis Building
P.O. Box HM 247
Hamilton HM AX
Bermuda

Butterfield Trust (Bermuda) Limited,
  as Trustee of the Winsor Trust
4th Floor, Winsor House
2 Queen Street
Hamilton HM 11
Bermuda

Cambridge Technology Enterprises Limited
c/o ASK Services Ltd.
Cedar House
41 Cedar Avenue
Hamilton HM EX
Bermuda

Ladies and Gentlemen:

     In consideration of and as a condition to your entering into those certain Right of First Offer and Co-Sale and Stockholders' Voting Agreements of even date made by and among you, C-bridge Internet Solutions, Inc. (the "Company") and the other persons and entities named therein, the Company covenants with each of you as follows:

     If, after its initial public offering (as defined in section 4 of the Stockholders' Voting Agreement) and until the third anniversary thereof, the Company proposes to file a registration statement with the Securities and Exchange Commission for a public offering and sale of the common stock of the Company, $0.01 par value per share (the "Common Stock"), or a security which is convertible into Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors) at any time and from time to time, it will, prior to such filing, give written notice to each of you of its intention to do so and, upon the written request of any or all of you, respectively, given within 20 days after the Company provides such notice, the Company shall register on your behalf up to 20 percent of the aggregate number of shares of Common Stock held by you provided that (i) your right to sell shares shall be subject to inclusion at the discretion of the underwriters on a one-for-one basis (treating you, collectively, as a single Person and the Purchasers, as listed on Exhibit A of the Stockholders' Voting Agreement, as a single Person for such purposes), and (ii) the Company shall have the right to postpone or withdraw any proposed registration at any time without obligation to any of you.

                                        Very truly yours,

                                        C-BRIDGE INTERNET SOLUTIONS, INC.



                                        By: /s/ Joseph M. Bellini
                                            ---------------------------------
                                           Joseph M. Bellini
                                           President